UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Exercise Your Right to Vote

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 11, 2020.

BLACKSTONE MORTGAGE TRUST, INC. BLACKSTONE MORTGAGE TRUST, INC. 42ND FLOOR, 345 PARK AVENUE NEW YORK, NY 10154

Meeting Information

Meeting Type:          Annual Meeting

For holders as of:     April 9, 2020

Date:     June 11, 2020         Time:     9:00 AM EDT

Location:  Simpson Thacher & Bartlett LLP

  425 Lexington Avenue

  New York, New York 10017

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, or proxy materials for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Should you choose to vote these shares in person at the meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need proof of identification along with either this Notice or proof of ownership. At the meeting you will need to request a ballot to vote these shares. Directions to the offices of Simpson Thacher & Bartlett LLP may be found at http://www.stblaw.com/offices/new-york.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Michael B. Nash	05)	Martin L. Edelman
02)	Stephen D. Plavin	06)	Henry N. Nassau
03)	Leonard W. Cotton	07)	Jonathan L. Pollack
04)	Thomas E. Dobrowski	08)	Lynne B. Sagalyn

The Board of Directors recommends you vote FOR Proposals 2 and 3.

2.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.	Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.

As part of our precautions regarding COVID-19, the Company is planning for the possibility that the Meeting may be held solely by means of remote communication. If the Company takes this step, the Company will announce the decision to do so in advance, and details on how to participate will be available at www.blackstonemortgagetrust.com or via a filing with the Securities and Exchange Commission.

Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.